Exhibit 99
August 10, 2020

Dear Shareholder,

SECOND QUARTER RESULTS
As you review our activity for the second quarter of 2020, it is important to keep in mind that, while we were pleased with our performance, the results were affected by recognition of revenue associated with the Paycheck Protection Program (PPP) offered by the Small Business Administration (SBA) to assist small businesses during the pandemic.
Net loans grew by $382.7 million, or 94% annualized, to $2.0 billion at June 30, 2020 compared to $1.6 billion at March 31, 2020 due to the origination of nearly 2,800 SBA PPP loans for $459.6 million. Our success in this arena was related directly to deep relationships with local businesses in all our markets, our investments in customer-facing bankers during the second half of last year, and our entrance into new markets in Maryland and Pennsylvania since 2015. Loans not related to the PPP did contract during the quarter as lenders focused on maintaining the credit quality of the existing loan book and generating PPP loans. We expect non-PPP loan growth will resume in the ensuing quarters.
Turning to the liability side of the balance sheet, deposits grew by $354.4 million due to a combination of proceeds from PPP loans and clients’ preference to park liquidity at the Bank during this period of heightened uncertainty.
Noninterest income totaled $7.7 million, or 26% of revenues for the three months ended June 30, 2020. The quarter’s results were negatively impacted by the pandemic as transaction volumes decreased and the Bank decided to waive certain fees for clients, such as foreign ATM fees. One positive of the quarter’s results was the Bank experienced record mortgage banking activity resulting from the low interest rate environment.
DIVIDEND
In July 2020, the Board of Directors declared a cash dividend of $0.17 per common share, which represents a 13.3% increase over the dividend of $0.15 per share declared in July 2019. Though we cannot guarantee the amount of future dividend payments in times of heightened economic uncertainty, we understand the importance of it to our shareholders, and the Company and Board are dedicated to defending the dividend. If you do not currently participate in our Dividend Reinvestment and Stock Purchase Plan (DRSPP), and wish to learn more, please contact the DRSPP administrator, Continental Stock Transfer & Trust, at 212-509-4000 or drp@continentalstock.com, for a prospectus.
COVID 19 IMPACTS
Our industry, our country, and the entire world have changed dramatically since the beginning of the year. COVID-19 has upended the economy, and the impact of more than 16 million Americans currently out of work will have profound effects for at least the rest of 2020. While the timing and trajectory of the recovery is unclear, what is certain is that Orrstown Bank continues to proudly support the clients and communities in our market, while ensuring the safety of its employees through all appropriate measures.
Engagement with our communities is part of our mission statement today and a driving force behind the creation of Orrstown Bank more than 100 year ago. Through June 30, 2020, we funded more than $459 million to businesses with roughly 39,000 employees. As a result of our proactive outreach, 60% of the Bank’s PPP loans were from entirely new relationships. This was no easy task as we rapidly deployed hundreds of employees into new roles to support the SBA PPP efforts. We look forward to visiting the companies funded with PPP loans and meeting the employees who benefited from this program face to face, as soon as it is safe to do so. Additionally, we engaged in outreach to all our existing clients with $1.0 million or more in loan exposure and many with less than $1.0 million in exposure in an effort to assess their needs; many of these were ineligible for the SBA PPP.
On behalf of the Board of Directors, our Leadership Team, and all who serve our clients on a daily basis, thank you for your support and continued long-term investment in Orrstown Financial Services, Inc. As we work on your behalf, we look forward to hearing from you. Should you have any questions or concerns please feel free to contact me, at 717-530-2602 or tquinn@orrstown.com or Matthew Schultheis, CFA, Director of Investor Relations at 717-510-7127 or ir@orrstown.com.

Sincerely,

Thomas R. Quinn, Jr.
President and Chief Executive Officer

About the Company
With $2.8 billion in assets, Orrstown Financial Services, Inc. and its wholly-owned subsidiary, Orrstown Bank, provide a wide range of consumer and business financial services through offices in Berks, Cumberland, Dauphin, Franklin, Lancaster, Perry, and York Counties, Pennsylvania and Anne Arundel, Baltimore, Howard, and Washington Counties, Maryland, as well as Baltimore City, Maryland. Orrstown Bank is an Equal Housing Lender and its deposits are insured up to the legal maximum by the FDIC. Orrstown Financial Services, Inc.’s common stock is traded on Nasdaq (ORRF). For more information about Orrstown Financial Services, Inc. and Orrstown Bank, visit www.orrstown.com.
Cautionary Note Regarding Forward-looking Statements:
This letter contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company's industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will be able to continue to successfully execute on our strategic growth plan into Dauphin, Lancaster, York and Berks counties, Pennsylvania, and the greater Baltimore market in Maryland, with newer markets continuing to be receptive to our community banking model; to take advantage of market disruption; to experience sustained growth in loans and deposits or maintain the momentum experienced to date from these actions; and to realize cost savings from our branch consolidation efforts. In additional to risks and uncertainties related to the COVID-19 pandemic and resulting governmental and societal responses, factors which could cause the actual results of the Company's operations to differ materially from expectations include, but are not limited to: ineffectiveness of the Company's strategic growth plan due to changes in current or future market conditions; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; the integration of the Company's strategic acquisitions; the inability to fully achieve expected savings, efficiencies or synergies from mergers and acquisitions, or taking longer than estimated for such savings, efficiencies and synergies to be realized; changes in laws and regulations; interest rate movements; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatilities in the securities markets; deteriorating economic conditions; expenses associated with pending litigation and legal proceedings; and other risks and uncertainties, including those set forth under the heading "Risk Factors" in the Company's 2019 Annual Report on Form 10-K and subsequent filings. The foregoing list of factors is not exhaustive.
If one or more events related to these or other risks or uncertainties materialize, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

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